                                                                    Exhibit 99.1

                      Structural and Collateral Term Sheet

                    Lehman Brothers Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C4

                                 $2,040,231,734

                                  (Approximate)
                              Offered Certificates





                                [GRAPHIC OMITTED]










                    % of Initial Pool by Cut-off Date Balance

                                 LEHMAN BROTHERS




                                   Page 1 of 1

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                    Lehman Brothers Commercial Mortgage Trust
                  Commercial Mortgage Pass-Through Certificates
                                 Series 1998-C4


      --------------------          -------------------- ---------
          Class A-1-a                                      Class
                                      Class A-2              X
      -------------------- ----------------------------  ---------

      -------------------- ----------------------------  ---------
          Class A-1-b
      -------------------- --------                      ---------

      -------------------- ----------------------------- ---------
                           Class B
      -------------------- ----------------------------- ---------
                           Class C
      -------------------- ----------------------------- ---------
                           Class D
      -------------------- ----------------------------- ---------
                           Class E
      -------------------- ----------------------------- ---------
                           Class F
      -------------------- ----------------------------- ---------
                           Class G
      -------------------- ----------------------------- ---------
                           Class H
      -------------------- ----------------------------- ---------
                           Class I
      -------------------- ----------------------------- ---------
                           Class J
      -------------------- ----------------------------- ---------
                           Class K
      -------------------- ----------------------------- ---------
                           Class L
      -------------------- ----------------------------- ---------
                           Class M
      -------------------- ----------------------------- ---------
                           Class N
      -------------------- ----------------------------- ---------


--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
 Class          Original              Rating(1)         Description     Coupon     Avg Life(2)      Principal          Legal
                Face ($)                                                             (years)        Window (2)         Status
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
 A-1-a        $250,000,000            AAA / Aaa                                        5.04        12/98 - 6/06        Public
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
 A-1-b        $639,369,000            AAA / Aaa                                        9.59        6/06 / 10/08        Public
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
  A-2         $600,000,000            AAA / Aaa                                        8.43       12/98 - 10/08        Public
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   X        $2,040,231,733(3)         AAA / Aaa                                      9.20(4)       12/98 - 9/23        Public
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   B
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   C
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   D
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   E
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   F
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   G
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   H
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   J
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   K
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   L
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   M
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
   N
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
 Total       $2,040,231,733
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------
--------- ---------------------- --------------------- -------------- ------------ ------------- ----------------- ---------------


(1) Anticipated ratings of Standard & Poor's and Moody's.
(2) Assuming among other things, 0% CPR, no losses and that ARD loans pay off on their Anticipated Repayment Date.
(3) Represents notional amount on Class X.
(4) Represents average life of notional amount on Class X.
(5) Not offered hereby.

                                   Page 2 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Certain Offering Points

    - Newly Originated Collateral. The collateral consists of Mortgage
            Loans with a principal balance (as of the Cut-off Date for each Mortgage Loan occurring in November 1998) of approximately $2.04 billion. All the Mortgage Loans were originated by an affiliate of Lehman Brothers or its approved conduit originators.


    - Call Protection. 100% of the Mortgage Loans contain call protection provisions. As of the Cut-off Date, 100% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; iii) percentage penalty. The weighted average lockout and defeasance period for all loans is 9.99 years. The Mortgage Loans are generally prepayable without penalty between zero to three months from Mortgage Loan maturity or Anticipated Repayment Date ("ARD"), with a weighted average open period of 2 months.

    -  Weighted average lock-out and treasury defeasance of 9.99 years.


    -  No loan delinquent 30 days or more as of the Cut-off Date.


    -  $7,133,677 average loan balance as of the Cut-off Date.

    - $4,997,555 average loan balance for Conduit component of the mortgage pool as of the Cut-off Date.

    - 1.66x Weighted Average Debt Service Coverage Ratio ("DSCR") as of the Cut-off Date.

    -  65.52% Weighted Average Loan to Value ("LTV") as of the Cut-off Date.


    - PropertyType Diversification. 40.6% Retail (51.0% Anchored, 31.6% Regional Mall, and 17.4% Unanchored), 18.1% Multifamily (98.6% Conventional and 1.4% Manufactured Housing), 17.8% Hotel, 9.4% Office, 5.5% Office/Industrial, 3.9% Credit Tenant Lease ("CTL"), 3.3% Industrial/Warehouse, 0.8% Self Storage, 0.7% Health Care and 0.2% Other.


    -  Geographic Distribution. The properties are distributed throughout
            35 states and Puerto Rico. California (19.7%); Texas (11.5%); New York (10.4%); Illinois (9.4%); Florida (8.2%), all other states less than 4% each.


    - Monthly Investor Reporting. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy information to the extent delivered by borrowers, will be available to Certificate holders.


    - Cash Flows will be Modeled on BLOOMBERG. (Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans as of the Cut-off Date (as to each loan the "Cut-off Date Balance") compared to aggregate pool balance, as of the Cut-off Date (the "Initial Pool Balance"); weighted averages are weighted using Cut-off Date B balance; loans with properties in multiple states have been allocated to certain states based upon "allocated loan amounts" or appraisal amount if the loan did not have allocated loan amounts.)

                                  Page 3 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

RATING AGENCIES:    Moody's and Standard & Poor's.

TRUSTEE:            LaSalle National Bank.

MASTER SERVICER:    TBA

SPECIAL SERVICER:   TBA

CLOSING DATE:       On or about November 25, 1998.

CUT-OFF DATE:       November 1, 1998 (or for loans with due dates other than the first, their due date in November 1998).

ERISA: Classes A-1-a, A-1-b, A-2, A-2 and X are expected to be eligible for Lehman's individual prohibited transaction exemption with respect to ERISA subject to certain conditions for eligibility.

SMMEA: Classes A-1-, A-1-b, A-2, A-2, B and X are "mortgage related securities" for purposes of SMMEA.

PAYMENT: Pays on 15th of each month or, if such date is not a business day, then the following business day, commencing December 15, 1998.

THE CLASS X:        The Class X is comprised of multiple components, one
                    relating to each class of Sequential Pay Certificates.

OPTIONAL CALL:      1% Clean-up Call.

MORTGAGE LOANS:     The mortgage loans were originated by an affiliate of
                    Lehman Brothers, or its approved conduit originators. As of the Cut-off Date, the Mortgage Loans have a weighted average coupon ("WAC") of 6.8% and a weighted average maturity
                    ("WAM") of 122 months (assuming that the ARD loans mature on their ARD date). See the Collateral Overview Tables at the end of this memo for more Mortgage Loan details.

LOAN GROUPS:        The collateral consists of two loan groups allocated by cash flow: Group 1 consists of 219 loans (totaling $1,671,809,876 of mortgage loans secured by first liens on commercial properties). Group 2 consists of 67 loans (totaling
                    $368,421,857 of mortgage loans secured by first liens on multifamily properties).

THE A-1 CLASSES:    The A-1 Classes receive 80% of the cash flows from Group 1.

THE A-2 CLASSES:    The A-2 Class is backed by 100% of Group 2 and approximately
                    13.9% of Group 1. Class A-2 receives cash flow from 100% of the cash flows from Group 2 and approximately 20% of cash flows from Group 1.

CREDIT ENHANCEMENT: Credit enhancement for each class of Certificates will be provided by the classes of Certificates which are subordinate in priority with respect to payments of interest and principal.





                                  Page 4 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

DISTRIBUTIONS:      Principal and interest payments will generally be made to
                    Certificate holders in the following order:
                    Principal and interest payments from Group 1 will be applied in the following manner:
                    1) Interest to the A-1 Classes pro rata,
                    2) 80% of Principal to the A-1 Classes sequentially and 20% to the A-2 Classes sequentially until retired *,
                    3) Principal to the remaining A-1 Class sequentially or A-2
                    Class sequentially until all Class A Certificates are retired,
                    4) Interest to Class B, then Principal to Class B until such
                    Class is retired,
                    5) Interest to Class C, then Principal to Class C until such
                    Class is retired,
                    6) Interest to Class D, then Principal to Class D until such
                    Class is retired,
                    7) Interest to Class E, then Principal to Class E until such
                    Class is retired,
                    8) Interest and Principal to the Private Classes, sequentially.
                    * Pro rata if Classes B through N are retired.

                    Principal and interest payments from Group 2 will be applied in the following manner:
                    1) Interest to Class A-2,
                    2) Principal to Class A-2 until it is paid down,
                    3) Upon the retirement of Class A-2, all remaining Group 2 cash flow will be combined with Group 1 Cash Flow and will be applied as set forth above..

REALIZED LOSSES:    Realized Losses from any Mortgage Loan will be
                    allocated in reverse sequential order (i.e. Classes N, M, L, K, J, H, G, F, E, D, C and B, in that order). If Classes B through N have been retired by losses, Realized Losses shall be applied as follows: 80% of the Realized Losses deriving from the Group 1 Mortgage Loans shall be allocated to the then existing A-1 Classes pro-rata. 20% of the Realized
                    Losses deriving from the Group 1 Mortgage Loan and 100% of the Realized Losses deriving from the Group 2 Mortgage Loans shall be allocated to the then existing A-2 Class.

APPRAISAL REDUCTIONS: With respect to certain specially serviced Mortgage Loans as to which an appraisal is required generally (including any Mortgage Loan that becomes 90 days delinquent), an Appraisal Reduction Amount may be created, in the amount, if any, by which the Stated Principal Balance of such Mortgage Loan, together with unadvanced interest, unreimbursed P&I advances and certain other items, exceeds 90% of the appraised value of the related Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the interest portion of any P&I Advance for such loan, which reduction may result in a shortfall of interest to the most subordinate class of Principal Balance Certificates outstanding. The Appraisal Reduction Amount will be reduced to zero as of the date the related Mortgage Loan has been brought current for twelve months, paid in full, repurchased or otherwise liquidated, and any shortfalls borne by the subordinate classes may be paid from amounts recovered from the related borrower.

MINIMUM DENOMINATIONS:

                    Classes                             Minimum               Increments               Delivery
                                                      Denomination            Thereafter
------------------------------------------------ ----------------------- ---------------------- -----------------------
       A-1-a, A-1-b, A-2, B, C, D, and E                $25,000                   $1                     DTC
------------------------------------------------ ----------------------- ---------------------- -----------------------
                       X                               $1,000,000                 $1                     DTC



                                  Page 5 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUMS*

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
   Prepayment       12/98    12/99     12/00     12/01    12/02     12/03     12/04    12/05     12/06     12/07    12/08     12/09
     Premium
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
 Lock-out / Def.   100.0%    100.0%    99.7%     99.5%    98.3%     98.2%     97.9%    98.2%     98.2%     96.4%    94.8%    94.6%
------------------------------------------------------------------------------------------------------------------------------------
       YM            0.0%      0.0%     0.3%      0.3%     1.5%      1.6%      1.6%      1.7%     1.7%      1.5%     5.2%     5.4%
------------------------------------------------------------------------------------------------------------------------------------
   Sub Total:      100.0%    100.0%   100.0%     99.8%    99.8%     99.8%     99.5%      99.9%     99.9%   97.9%   100.0%   100.0%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
       5%                                         0.2%
------------------------------------------------------------------------------------------------------------------------------------
       4%                                                  0.2%
------------------------------------------------------------------------------------------------------------------------------------
       3%                                                            0.2%      0.1%      0.1%
------------------------------------------------------------------------------------------------------------------------------------
       2%                                                                      0.2%               0.1%
------------------------------------------------------------------------------------------------------------------------------------
       1%                                                                                                   0.1%
------------------------------------------------------------------------------------------------------------------------------------
      Open                                                                     0.2%                         2.0%
------------------------------------------------------------------------------------------------------------------------------------
     Total:        100.0%    100.0%   100.0%    100.0%    100.0%   100.0%    100.0%    100.0%   100.0%    100.0%    100.0%   100.0%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

* % represents % of then outstanding balance as of the date shown utilizing Cut-off Date balances.

OPEN PREPAYMENT PERIOD AT END OF LOAN (i.e. Prior to Maturity Date or ARD, as applicable):


Open Period at End                Number of Loans          % of Initial
     Of Loan*                                              Pool Balance
---------------------------------------------------------------------------
---------------------------------------------------------------------------
        None                            40                     33.73%
---------------------------------------------------------------------------
      1 Month                           17                     10.00%
---------------------------------------------------------------------------
      2 Month                            1                      0.25%
---------------------------------------------------------------------------
      3 Month                          199                     47.87%
---------------------------------------------------------------------------
      4 Month                            7                      2.10%
---------------------------------------------------------------------------
      5 Month                            1                      0.16%
---------------------------------------------------------------------------
      6 Month                           21                      5.88%
---------------------------------------------------------------------------
      Total:                           286                    100.00%
---------------------------------------------------------------------------
---------------------------------------------------------------------------

    * Weighted average open period at end of loan is 2 months.

ALLOCATION OF PREPAYMENT PREMIUMS:
                    All Prepayment Premiums are distributed to Certificate holders on the Distribution Date following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated to Classes A through G, in each case, up to the product of (i) the Prepayment Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificate holders to which such Class is entitled. Any excess amounts will be distributed to Class X. Prepayment Premiums from Group 2 will be allocated between the A-2 Class (as long as it is outstanding) and the Class X. Prepayment Premiums from Group 1 will be allocated among the A-1 Classes, A-2 Class (as long as the A-1 Classes and A-2 Class are outstanding) and the Class X.

                    The Discount Rate Fraction for Classes A through G is defined as:
                    (Coupon on Class - Reinvestment Yield) / (Coupon on Mortgage Loan - Reinvestment Yield)


LBCMT 1998-C4 Structural and Collateral Term Sheet (continued):


                                  Page 6 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

PREPAYMENT PREMIUM ALLOCATION EXAMPLE:

                    The Yield Maintenance prepayment premium will generally be equal to the present value of the reduction in interest payments as a result of the prepayment through the maturity of the prepaid Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases (converted from semi-annual to monthly pay). The following example reflects that method.
                    General Yield Maintenance Example:
                    Assuming the structure presented in the beginning of this memo, that a Cash Flow Group 1 loan prepays, so Class A-1-a and Class A-2 are the only classes entitled to principal and the following assumptions:
                    Mortgage Loan Characteristics of loan being prepaid:


                               Balance                           $10,000,000
                               Coupon                            7.00%
                               Maturity                          10 yrs (December 1, 2008)
                    Treasury Rate (monthly)                      4.50%
                    Certificate Characteristics
                               Class A-1-a Coupon                6.35%
                               Class A-2 Coupon                  6.35%

                    Discount Rate Fraction Example:
------------------------------------------------- ------------------------- -------------------------- --------------------------
                                                        Class A-1-a                 Class A-2                  Class X
                                                        Certificates              Certificates               Certificates
------------------------------------------------- ------------------------- -------------------------- --------------------------
Principal Payment                                        $8,000,000                $2,000,000                    N/A
------------------------------------------------- ------------------------- -------------------------- --------------------------
Discount Rate Fraction Calculation (ii)              (6.35% - 4.50%) /          (6.35% - 4.50%) /
(Class A-1 Coupon - Reinvestment Yield) /            (7.00% - 4.50%) =          (7.00% - 4.50%) =           (100% - 74%) =
(Gross Mortgage Rate - Reinvestment Yield) =          1.85% / 2.50% =            1.85% / 2.50% =
Discount Rate Fraction =                                  74.0%                      74.0%                       26%
------------------------------------------------- ------------------------- -------------------------- --------------------------
% of Total Principal Distribution (iii)           8,000,000 / 10,000,000 =   2,000,000 / 10,000,000 =            N/A
                                                          80%                        20%
------------------------------------------------- ------------------------- -------------------------- --------------------------
% of Premium allocated to Classes (ii * iii)         74% * 80% = 59.2%          74% * 20% = 14.8%               26.0%
------------------------------------------------- ------------------------- -------------------------- --------------------------
------------------------------------------------- ------------------------- -------------------------- --------------------------


                                  Page 7 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

CREDIT TENANT LEASE LOANS:
                    Credit Tenant Lease Loans are secured by mortgages on properties which are leased (each a "Credit Tenant Lease") to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                    The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                         (i) the Tenant is obligated to continue making payments;

                         (ii) the Tenant must make an offer to purchase the applicable property subject to the Credit Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on the related Credit Tenant Lease Loan; or

                         (iii) the Trustee on behalf of the Certificate holders
                               will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

                    Approximately 3.9% of the Mortgage Loans are Credit Tenant Lease Loans.


CREDIT TENANT LEASE LOANS:
      ---------------------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------------------------------
                   Tenant / Guarantor                Number of        Cut-off Date             Lease            CreditRating
                                                       Loans          Balance ($)             Type(1)           (Moody's/S&P)
      ---------------------------------------------------------------------------------------------------------------------------
            Kmart                                        3            $11,834,934               NNN               Ba2 / BB
      ---------------------------------------------------------------------------------------------------------------------------
            Food Lion                                    2            $11,595,033               NNN                A3 / A-
      ---------------------------------------------------------------------------------------------------------------------------
            Garden Ridge                                 1            $10,377,575               NNN            Private Rating
      ---------------------------------------------------------------------------------------------------------------------------
            Walgreens                                    3             $9,705,019                NN               Aa3 / A+
      ---------------------------------------------------------------------------------------------------------------------------
            CVS                                          6             $9,658,555                NN                A3 / A-
      ---------------------------------------------------------------------------------------------------------------------------
            Eckerd(2)                                    3             $7,975,014               NNN                A2 / A
      ---------------------------------------------------------------------------------------------------------------------------
            Rite Aid                                     3             $5,560,672                NN              Baa1 / BBB+
      ---------------------------------------------------------------------------------------------------------------------------
            Bell Atlantic                                1             $4,132,482                B                Aa2 / AAA
      ---------------------------------------------------------------------------------------------------------------------------
            Staples                                      1             $2,640,770               NNN              Baa2 / BBB-
      ---------------------------------------------------------------------------------------------------------------------------
            Revco                                        1             $2,440,922                NN                A3 / A-
      ---------------------------------------------------------------------------------------------------------------------------
            Southland (7-11)                             1             $1,462,648                NN               Ba1 / BB+
      ---------------------------------------------------------------------------------------------------------------------------
            IHOP                                         1             $1,375,000               NNN            Private Rating
      ---------------------------------------------------------------------------------------------------------------------------
            Total:                                       26           $78,758,624                --                  --
      ---------------------------------------------------------------------------------------------------------------------------
      ---------------------------------------------------------------------------------------------------------------------------

Unless otherwise indicated, such ratings were the highest long term senior unsecured rating assigned to the applicable tenant or guarantor, as applicable, by Moody's and Standard & Poor's, respectively. See "Description of the Mortgage Pool-Credit Tenant Lease Loans" in the Prospectus Supplement.
(1) "NNN" means triple net lease; "NN" means double net lease; "B" means bond type lease.
(2) Based upon the rating of Eckerd's parent, J.C. Penney Corporation, although it has made no explicit guaranty of Eckerd's obligations.









                                  Page 8 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

AFFILIATED BORROWER CONCENTRATIONS:

          ------------------------------------------------------------ ------------------------ ------------------------------
          ------------------------------------------------------------ ------------------------ ------------------------------
                                 Sponsor Name                              Number of Loans        % of Initial Pool Balance
          ------------------------------------------------------------ ------------------------ ------------------------------
          Omni Hotels / TRT Holding Inc.                                          1                           12.22%
          ------------------------------------------------------------ ------------------------ ------------------------------
          Simon Property Group, The Mills Corporation, Kan Am                     1                            7.11%
          ------------------------------------------------------------ ------------------------ ------------------------------
          Arden Realty                                                            1                            5.45%
          ------------------------------------------------------------ ------------------------ ------------------------------
          The Macerich Company                                                    1                            3.38%
          ------------------------------------------------------------ ------------------------ ------------------------------
          The Rouse Company                                                       1                            3.09%
          ------------------------------------------------------------ ------------------------ ------------------------------
          Inland Real Estate Company                                              1                            2.68%
          ------------------------------------------------------------ ------------------------ ------------------------------
          Totals:                                                                 6                           33.93%
          ------------------------------------------------------------ ------------------------ ------------------------------
          ------------------------------------------------------------ ------------------------ ------------------------------
          *No other borrower concentration equals or exceeds 2.50%.

RESERVES:


          The below table relates only to "conduit" loans and excludes all CTL loans as well as the Large Loans.
          ------------------------------------------ ---------------------------------------------- ------------------------
          ------------------------------------------ ---------------------------------------------- ------------------------
                                                          % of Conduit Loans w/Annual Escrows         Annual Deposit ($)
          ------------------------------------------ ---------------------------------------------- ------------------------
          Replacement Reserves                                          95.60%                             $6,900,000
          ------------------------------------------ ---------------------------------------------- ------------------------
          Taxes                                                         89.56%                            $16,200,000
          ------------------------------------------ ---------------------------------------------- ------------------------
          Insurance                                                     83.90%                             $2,900,000
          ------------------------------------------ ---------------------------------------------- ------------------------
          T1 & LC (Retail)                                              65.80%                             $2,600,000
          ------------------------------------------ ---------------------------------------------- ------------------------
          TI & LC (Office)                                              89.65%                             $2,200,000
          ------------------------------------------ ---------------------------------------------- ------------------------
          TI & LC (Industrial/Warehouse)                                78.56%                               $500,000
          ------------------------------------------ ---------------------------------------------- ------------------------


CASH MANAGEMENT:

          The below table relates to all Mortgage Loans.
          ------------------------------------------ ----------------------------------------------------------------------
          ------------------------------------------ ----------------------------------------------------------------------
          Hard Lockbox                                                   10.9% of Initial Pool Balance
          ------------------------------------------ ----------------------------------------------------------------------
          Springing Lockbox                                              85.7% of Initial Pool Balance
          ------------------------------------------ ----------------------------------------------------------------------
          N/A                                                            3.4% of Initial Pool Balance
          ------------------------------------------ ----------------------------------------------------------------------
          ------------------------------------------ ----------------------------------------------------------------------




                                  Page 9 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

LARGE LOANS:        There are 6 loans with a Cut-off Date principal
                    balance in excess of $692mm. The following table provides a summary of 6 largest loans (the "Large Loans").

Large Loan Mortgage Loan Summary:

---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
      Mortgage            Property          # of       Cut-off Date     Coupon       Original     Amortization
        Loan                Type         Properties      Balance                       Term           Term
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
   Omni / TRT               Hotel            5          $249,347,355     6.25%         120            300
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
   Ontario Mills          Regional           1          $145,000,000     6.75%         120            360
                            Mall
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
   Arden                   Office/           12         $111,200,000     6.61%         118        57 I/O / 300
                         Industrial
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
   Fresno Fashion         Regional           1           $69,000,000     6.52%         120            360
   Fair Mall                Mall
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
   Bayside                 Retail            1           $62,946,677     5.92%         121            360
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
   Inland                  Retail            12          $54,600,000     6.36%         120            I/O
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------
       Total /               --              32        $692,094,032      6.42%         120             --
   Weighted Ave.:
---------------------- ---------------- ------------- --------------- ------------ ------------- ---------------




--------------------- ---------- -----------
     Mortgage           DSCR(1)      LTV
       Loan
--------------------- ---------- -----------
  Omni / TRT           2.35x      49.89%
--------------------- ---------- -----------
  Ontario Mills        1.68x      58.00%

--------------------- ---------- -----------
  Arden                2.35x(1)   47.32%

--------------------- ---------- -----------
  Fresno Fashion       1.74x      60.69%
  Fair Mall
--------------------- ---------- -----------
  Bayside              1.80x      54.26%
--------------------- ---------- -----------
  Inland               2.74x      51.51%
--------------------- ---------- -----------
      Total /          2.13x      52.78%
  Weighted Ave.:
--------------------- ---------- -----------




  (1) DSCR shown is based upon the required debt service payments during the loan's IO period.

Omni / TRT:

------------------------- -----------------------------------------------------------------------------------------------
Cut-Off Date Balance:     $249,347,355
------------------------- -----------------------------------------------------------------------------------------------
Coupon:                   6.25%
------------------------- -----------------------------------------------------------------------------------------------
Term/Am:                  120/300
------------------------- -----------------------------------------------------------------------------------------------
Sponsor:                  TRT Holding Inc. / Omni Hotels
------------------------- -----------------------------------------------------------------------------------------------
Properties:               5 Full Service Omni Hotels
------------------------- -----------------------------------------------------------------------------------------------
Size:                     1,858 rooms
------------------------- -----------------------------------------------------------------------------------------------
Locations:                IL, NY, TX
------------------------- -----------------------------------------------------------------------------------------------
Appraised Value:          $499,800,000
------------------------- -----------------------------------------------------------------------------------------------
LTV:                      49.89%
------------------------- -----------------------------------------------------------------------------------------------
DSCR:                     2.35x
------------------------- -----------------------------------------------------------------------------------------------
Lockbox:                  Springing, if DSCR falls below 1.50x
------------------------- -----------------------------------------------------------------------------------------------
Reserves:                 Ongoing taxes,  insurance,  and 3.5% FF&E with a letter of credit for one additional  month of reserve
------------------------- -----------------------------------------------------------------------------------------------




                                  Page 10 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Ontario Mills:

       Cut-Off Date Balance:          $145,000,000
       ------------------------------ --------------------------------------------------------------------------------------------
       Coupon:                        6.75%
       ------------------------------ --------------------------------------------------------------------------------------------
       Term/Am:                       120/360
       ------------------------------ --------------------------------------------------------------------------------------------
       Sponsor:                       Simon Property Group, The Mills Corporation, Kan Am
       ------------------------------ --------------------------------------------------------------------------------------------
       Anchors:                       AMC Entertainment, J.C. Penney, Sports Authority, Burlington Coat Factory
       ------------------------------ --------------------------------------------------------------------------------------------
       Property:                      Super Regional Mall located in Ontario, California
       ------------------------------ --------------------------------------------------------------------------------------------
       Size:                          1,200,623 SF
       ------------------------------ --------------------------------------------------------------------------------------------
       Location:                      Ontario, CA
       ------------------------------ --------------------------------------------------------------------------------------------
       Appraised Value:               $250,000,000
       ------------------------------ --------------------------------------------------------------------------------------------
       LTV:                           58.00%
       ------------------------------ --------------------------------------------------------------------------------------------
       DSCR:                          1.68x
       ------------------------------ --------------------------------------------------------------------------------------------
       Lockbox:                       Springing, if DSCR falls below 1.25x
       ------------------------------ --------------------------------------------------------------------------------------------
       Reserves:                      Ongoing taxes and insurance reserves
       ------------------------------ --------------------------------------------------------------------------------------------

Arden:


       ------------------------------ --------------------------------------------------------------------------------------------
       ------------------------------ --------------------------------------------------------------------------------------------
       Cut-Off Date Balance:          $111,200,000
       ------------------------------ --------------------------------------------------------------------------------------------
       Coupon:                        6.61%
       ------------------------------ --------------------------------------------------------------------------------------------
       Term/Am:                       118 / 57 I/O/300
       ------------------------------ --------------------------------------------------------------------------------------------
       Sponsor:                       Arden Realty, Inc.
       ------------------------------ --------------------------------------------------------------------------------------------
       Properties:                    12 suburban office and R&D industrial properties
       ------------------------------ --------------------------------------------------------------------------------------------
       Size:                          2,239,948 SF
       ------------------------------ --------------------------------------------------------------------------------------------
       Location:                      CA
       ------------------------------ --------------------------------------------------------------------------------------------
       Value:                         $235,000,000 based upon 9.0% cap rate on Lehman Underwritten NOI
       ------------------------------ --------------------------------------------------------------------------------------------
       LTV:                           47.32%
       ------------------------------ --------------------------------------------------------------------------------------------
       DSCR:                          2.35x
       ------------------------------ --------------------------------------------------------------------------------------------
       Lockbox:                       Springing, if DSCR falls below 1.50x
       ------------------------------ --------------------------------------------------------------------------------------------
       Reserves:                      Ongoing taxes,  insurance,  and  $3,270,000 in tenant  improvements  and leasing  commissions reserve.
       ------------------------------ --------------------------------------------------------------------------------------------


Fresno Fashion Fair Mall:

       ------------------------------ --------------------------------------------------------------------------------------------
       Cut-Off Date Balance:          $69,000,000
       ------------------------------ --------------------------------------------------------------------------------------------
       Coupon:                        6.52%
       ------------------------------ --------------------------------------------------------------------------------------------
       Term/Am:                       120/360
       ------------------------------ --------------------------------------------------------------------------------------------
       Sponsor:                       The Macerich Company
       ------------------------------ --------------------------------------------------------------------------------------------
       Anchors:                       Macy's, J.C. Penney, Gottschalk's
       ------------------------------ --------------------------------------------------------------------------------------------
       Property:                      Regional Mall located in Fresno, California
       ------------------------------ --------------------------------------------------------------------------------------------
       Size:                          881,413 SF
       ------------------------------ --------------------------------------------------------------------------------------------
       Location:                      Fresno, CA
       ------------------------------ --------------------------------------------------------------------------------------------
       Value:                         $113,693,000 based upon 8.5% cap rate on Lehman Underwritten NOI
       ------------------------------ --------------------------------------------------------------------------------------------
       LTV:                           60.69%
       ------------------------------ --------------------------------------------------------------------------------------------
       DSCR:                          1.74x
       ------------------------------ --------------------------------------------------------------------------------------------
       Lockbox:                       Springing, if DSCR falls below 1.35x
       ------------------------------ --------------------------------------------------------------------------------------------
       Reserves:                      Taxes and insurance if lockbox triggered
       ------------------------------ --------------------------------------------------------------------------------------------



                                  Page 11 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Bayside:

       ------------------------------ -------------------------------------------------------------------------------------------
       Cut-Off Date Balance:          $62,946,677
       ------------------------------ -------------------------------------------------------------------------------------------
       Coupon:                        5.92%
       ------------------------------ -------------------------------------------------------------------------------------------
       Term/Am:                       121/360
       ------------------------------ -------------------------------------------------------------------------------------------
       Sponsor:                       The Rouse Company
       ------------------------------ -------------------------------------------------------------------------------------------
       Anchors:                       Hard Rock Cafe. The Limited, Warner Brothers Store
       ------------------------------ -------------------------------------------------------------------------------------------
       Property:                      Festival Marketplace located in Miami, Florida
       ------------------------------ -------------------------------------------------------------------------------------------
       Size:                          1,196,551 SF
       ------------------------------ -------------------------------------------------------------------------------------------
       Location:                      Miami, FL
       ------------------------------ -------------------------------------------------------------------------------------------
       Appraised Value:               $116,000,000
       ------------------------------ -------------------------------------------------------------------------------------------
       LTV:                           54.26%
       ------------------------------ -------------------------------------------------------------------------------------------
       DSCR:                          1.80x
       ------------------------------ -------------------------------------------------------------------------------------------
       Lockbox                        Hard
       ------------------------------ -------------------------------------------------------------------------------------------
       ------------------------------ -------------------------------------------------------------------------------------------
       Reserves:                      Ongoing taxes, insurance, replacement reserves, tenant improvements, and leasing commissions.
       ------------------------------ -------------------------------------------------------------------------------------------
       ------------------------------ -------------------------------------------------------------------------------------------



Inland:
       ------------------------------ -------------------------------------------------------------------------------------------
       ------------------------------ -------------------------------------------------------------------------------------------
       Cut-Off Date Balance:          $54,600,000
       ------------------------------ -------------------------------------------------------------------------------------------
       Coupon:                        6.36%
       ------------------------------ -------------------------------------------------------------------------------------------
       Term:                          120/IO
       ------------------------------ -------------------------------------------------------------------------------------------
       Sponsor:                       Inland Real Estate Company
       ------------------------------ -------------------------------------------------------------------------------------------
       Anchors:                       WalMart, The Gap, Dominick's, Pier One
       ------------------------------ -------------------------------------------------------------------------------------------
       Properties:                    12 Community Shopping Centers
       ------------------------------ -------------------------------------------------------------------------------------------
       Size:                          1,196,551 SF
       ------------------------------ -------------------------------------------------------------------------------------------
       Location:                      IL, MN, IN, WI
       ------------------------------ -------------------------------------------------------------------------------------------
       Appraised Value:               $105,995,000
       ------------------------------ -------------------------------------------------------------------------------------------
       LTV:                           51.51%
       ------------------------------ -------------------------------------------------------------------------------------------
       DSCR:                          2.74x
       ------------------------------ -------------------------------------------------------------------------------------------
       Lockbox                        Springing, If DSCR falls below 1.50x
       ------------------------------ -------------------------------------------------------------------------------------------
       Reserves:                      Ongoing taxes.  Tenant improvements and leasing commissions if lockbox triggered
       ------------------------------ -------------------------------------------------------------------------------------------
       ------------------------------ -------------------------------------------------------------------------------------------




                                  Page 12 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

ANTICIPATED REPAYMENT DATE LOANS:
                    Mortgage Loans representing 34.91% of the Initial Pool Balance provided that if the unamortized principal amount thereof is not repaid on a date (the "Anticipated Repayment Date") set forth in the related Mortgage Note, the Mortgage Loan will accrue additional interest at the rate set forth therein and the borrower will be required to apply excess monthly cash flow generated by the Mortgaged Property (as determined in the related Mortgage) to the repayment of principal outstanding on the Mortgage Loan. With respect to such Mortgage Loans, no Prepayment Premiums or Yield Maintenance Charges will be due in connection with any principal prepayment on or after the Anticipated Repayment Date. For purposes of analysis and presentation, such loans are assumed to pay off at the ARD and are treated like balloon loans that mature on the ARD.

DETAILED MONTHLY INVESTOR REPORTING:
                    Updated collateral summary information will be a part of the monthly remittance report in addition to detailed P&I payment and delinquency information. Quarterly NOI and Occupancy data, to the extent delivered by the borrowers, will be available to Certificate holders through the Trustee. The following is a list of all the reports that will be available to Certificate holders:

                           Name of Report                                 Description (information provided)
        ------ ---------------------------------------- -----------------------------------------------------------------------
          1    Remittance Report                        Principal and interest distributions, principal balances
        ------ ---------------------------------------- -----------------------------------------------------------------------
          2    Mortgage Loan Status Report              Portfolio stratifications
        ------ ---------------------------------------- -----------------------------------------------------------------------
          3    Comparative Financial Status Report      Revenue, NOI, DSCR to the extent available
        ------ ---------------------------------------- -----------------------------------------------------------------------
          4    Delinquent Loan Status Report            Listing of delinquent mortgage loans
        ------ ---------------------------------------- -----------------------------------------------------------------------
          5    Historical Loan Modification Report      Information on modified mortgage loans
        ------ ---------------------------------------- -----------------------------------------------------------------------
          6    Historical Loss Estimate Report          Liquidation proceeds, expenses, and realized losses
        ------ ---------------------------------------- -----------------------------------------------------------------------
          7    REO Status Report                        NOI and value of REO
        ------ ---------------------------------------- -----------------------------------------------------------------------
          8    Watch List                               Listing of loans in jeopardy of becoming Specially Serviced
        ------ ---------------------------------------- -----------------------------------------------------------------------
          9    Loan Payoff Notification Report          Listing of loans where borrower has requested a pay-off statement


ADVANCING:          The Master Servicer will be obligated to make advances of
                    scheduled principal and interest payments (excluding balloon payments and subject to reduction for Appraisal Reduction
                    Amounts) and certain servicing expenses ("Advances"), to the extent that such Advances are deemed to be recoverable out of collections on the related loan. If the Master Servicer fails to make a required Advance, the Trustee will be obligated to make such advances.

CONTROLLING         CLASS: A majority of Certificate holders of the Controlling
                    Class, which will generally be the most subordinate class with a Certificate Balance outstanding that is at least 25% of the initial Certificate Balance of such Class will, subject to certain limitations, be entitled to replace the Special Servicer.


                                  Page 13 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

SPECIAL SERVICER    The Pooling and Servicing Agreement will generally permit
FLEXIBILITY:        the Special Servicer to modify, waive or amend any term of any Mortgage Loan if (a) it determines, in accordance with the servicing standard, that it is appropriate to do so and
                    (b) among other things, such modification, waiver or amendment will not, subject to certain exceptions:


                       (i) affect the amount or timing of any scheduled payments of principal, interest or other amount (including Prepayment Premiums and Yield Maintenance Charges) payable under the Mortgage Loan;

                       (ii) affect the obligation of the related borrower to pay a Prepayment Premium or Yield Maintenance Charge or permit a principal prepayment during the applicable Lockout Period;

                       (iii) except as expressly provided by the related Mortgage or in connection with a material adverse environmental condition at the related Mortgaged Property, result in a release of the lien of the related Mortgage on any material portion of such Mortgaged Property without a corresponding principal prepayment, or;

                       (iv) in the judgment of the Special Servicer, materially impair the security for the Mortgage Loan or reduce the likelihood of timely payment of amounts due thereon.





                                  Page 14 of 31
THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR RESPECTIVE AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 Aggregate Pool


-------------------------------------------------
-------------------------------------------------
          General Characteristics
-------------------------------------------------
      Characteristics
-------------------------------------------------
    Initial Pool Balance         $2,040,231,734
-------------------------------------------------
       Number of Loans                286
-------------------------------------------------
          Gross WAC                  6.84%
-------------------------------------------------
        Original WAM               124 months
-------------------------------------------------
        Remaining WAM              122 months
-------------------------------------------------
      Avg. Loan Balance            $7,133,677
-------------------------------------------------
          WA DSCR*                   1.66x
-------------------------------------------------
 WA Cut-off Date LTV Ratio*          65.52%
-------------------------------------------------
    Balloon or ARD Loans             97.75%
-------------------------------------------------
-------------------------------------------------


----------
*   Excluding CTL loans


-------------------------------------------------
-------------------------------------------------
              Property Types
-------------------------------------------------
      Property           % of Initial Pool
       Types                  Balance
-------------------------------------------------
       Retail                  40.6%
-------------------------------------------------
     Multifamily *             18.1%
-------------------------------------------------
        Hotel                  17.8%
-------------------------------------------------
        Office                  9.4%
-------------------------------------------------
  Office/Industrial             5.5%
-------------------------------------------------
         CTL                    3.9%
-------------------------------------------------
 Industrial/Warehouse           3.3%
-------------------------------------------------
     Self Storage               0.8%
-------------------------------------------------
     Health Care                0.7%
-------------------------------------------------
        Other                   0.2%
-------------------------------------------------
-------------------------------------------------
        Total:                100.0%
-------------------------------------------------
-------------------------------------------------


----------
*   Includes Manufactured Housing



                          DEAL SUMMARY BY PROPERTY TYPE


------------------------------------------------------------------------------------------------------------------------------------
  Property Type       # of       Aggregate          % of         Average      Gross    Rem.      WA        WA        WA      Balloon
                      Loans     Cut-off Date    Initial Pool  Cut-off Date     WAC     WAM      LTV     DSCR(1)   Occupancy     %
                                 Balance ($)       Balance      Balance ($)     (%)    (mos)   Ratio(1)           Rate(%)(2)
------------------------------------------------------------------------------------------------------------------------------------
Retail                  109      $827,367,408      40.6%        $7,590,527    6.84%    124     65.91%    1.61x     96.83%    40.06%
------------------------------------------------------------------------------------------------------------------------------------
  Anchored               56      $422,149,182      20.7%        $7,538,378    6.82%    127     67.37%    1.64x     96.53%    20.69%
------------------------------------------------------------------------------------------------------------------------------------
  Unanchored             50      $143,574,532       7.0%        $2,871,491    7.13%    138     71.71%    1.43x     95.51%     6.55%
------------------------------------------------------------------------------------------------------------------------------------
  Regional Mall           3      $261,643,694      12.8%       $87,214,565    6.70%    112     60.37%    1.66x     98.05%    12.82%
------------------------------------------------------------------------------------------------------------------------------------
Multifamily              67      $368,421,857      18.1%        $5,498,834    6.89%    109     75.28%    1.39x     94.23%    18.06%
------------------------------------------------------------------------------------------------------------------------------------
  Conventional           64      $363,314,293      17.8%        $5,676,786    6.89%    109     75.26%    1.39x     94.28%    17.81%
------------------------------------------------------------------------------------------------------------------------------------
  Manufactured Housing    3        $5,107,564       0.3%        $1,702,521    7.11%    118     76.12%    1.32x     90.87%     0.25%
------------------------------------------------------------------------------------------------------------------------------------
Hotel                    16      $362,572,302      17.8%       $22,660,769    6.60%    118     54.88%    2.09x       N/A     17.60%
------------------------------------------------------------------------------------------------------------------------------------
  Full Service            4      $276,807,731      13.6%       $69,201,933    6.32%    118     50.81%    2.27x       N/A     13.57%
------------------------------------------------------------------------------------------------------------------------------------
  Limited Service        12       $85,764,571       4.2%        $7,147,048    7.48%    116     67.99%    1.51x       N/A      4.04%
------------------------------------------------------------------------------------------------------------------------------------
Office                   44      $191,679,298       9.4%        $4,356,348    7.13%    108     72.60%    1.36x     96.50%     9.39%
------------------------------------------------------------------------------------------------------------------------------------
Office/Industrial         1      $111,200,000       5.5%      $111,200,000    6.61%    114     47.32%    2.35x     93.99%     5.45%
------------------------------------------------------------------------------------------------------------------------------------
CTL                      26       $78,758,624       3.9%        $3,029,178    7.15%    228      N/A       N/A     100.00%     2.40%
------------------------------------------------------------------------------------------------------------------------------------
Industrial/Warehouse     16       $67,464,779       3.3%        $4,216,549    7.09%    108     72.41%    1.37x     96.00%     3.18%
------------------------------------------------------------------------------------------------------------------------------------
Self Storage              5       $15,393,022       0.8%        $3,078,604    7.13%    134     69.23%    1.51x     95.55%     0.75%
------------------------------------------------------------------------------------------------------------------------------------
Health Care               1       $14,138,000       0.7%       $14,138,000    7.15%    116     74.8%     1.37x     90.80%     0.69%
------------------------------------------------------------------------------------------------------------------------------------
  Assisted Living         1       $14,138,000       0.7%       $14,138,000    7.15%    116     74.80%    1.37x     90.80%     0.69%
------------------------------------------------------------------------------------------------------------------------------------
Other                     1        $3,236,444       0.2%        $3,236,444    7.26%    116     51.37%    1.49x     94.07%     0.16%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total / Avg /           286    $2,040,231,734     100.0%       $7,133,677    6.84%    122     65.52%    1.66x     96.08%     97.75%
Min/Max Wtd.Avg:
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


----------
(1) Excludes credit tenant lease loans.
(2) Excludes hotels.

                                  Page 15 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 Aggregate Pool


                           Loan Size Distribution                                            Gross Rate Distribution
------------------------------------------------------------------------
------------------------------------------------------------------------
    Cut-off Date Balance Ranges            # of         % of Initial
                ($)                       Loans         Pool Balance
------------------------------------------------------------------------
         0.01 - 2,000,000                   68              4.95%
------------------------------------------------------------------------
    2,000,000.01 - 4,000,000.00            110             15.69%
------------------------------------------------------------------------
    4,000,000.01 - 6,000,000.00             48             11.87%
------------------------------------------------------------------------
    6,000,000.01 - 8,000,000.00             18              6.20%
------------------------------------------------------------------------
   8,000,000.01 - 10,000,000.00             10              4.32%
------------------------------------------------------------------------
   10,000,000.01 - 15,000,000.00            14              8.51%
------------------------------------------------------------------------
   15,000,000.01 - 20,000,000.00            7               5.97%
------------------------------------------------------------------------
   20,000,000.01 - 30,000,000.00            2               2.47%
------------------------------------------------------------------------
   30,000,000.01 - 40,000,000.00            1               1.51%
------------------------------------------------------------------------
   40,000,000.01 - 50,000,000.00            2               4.58%
------------------------------------------------------------------------
   50,000,000.01 - 60,000,000.00            1               2.68%
------------------------------------------------------------------------
   60,000,000.01 - 70,000,000.00            2               6.47%
------------------------------------------------------------------------
  110,000,000.01 - 112,000,000.00           1               5.45%
------------------------------------------------------------------------
  144,000,000.01 - 248,000,000.00           1               7.11%
------------------------------------------------------------------------
  248,000,000.01 Greater Than or Equal To   1              12.22%
------------------------------------------------------------------------
------------------------------------------------------------------------
              Total:                      286             100.00%
------------------------------------------------------------------------
------------------------------------------------------------------------



Minimum Cut-off Date Balance:                $598,212
Maximum Cut-off Date Balance:            $249,347,355
Average Cut-off Date Balance:              $7,133,677



----------------------------------------------
----------------------------------------------
         Gross Rate Distribution
----------------------------------------------
     Gross Rate             % of Initial
        (%)                 Pool Balance
----------------------------------------------
   5.751 - 6.000                3.17%
----------------------------------------------
   6.001 - 6.250               12.62%
----------------------------------------------
   6.251 - 6.500                4.44%
----------------------------------------------
   6.501 - 6.750               22.75%
----------------------------------------------
   6.751 - 7.000               21.37%
----------------------------------------------
   7.001 - 7.250               23.69%
----------------------------------------------
   7.251 - 7.500                6.02%
----------------------------------------------
   7.501 - 7.750                2.70%
----------------------------------------------
   7.751 - 8.000                2.38%
----------------------------------------------
   8.001 - 8.250                0.36%
----------------------------------------------
   8.751 - 9.000                0.51%
----------------------------------------------
----------------------------------------------
       Total:                 100.00%
----------------------------------------------
----------------------------------------------



Minimum Rate:             5.920%
Maximum Rate:             8.940%
WAC:                      6.844%


                                  Page 16 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 Aggregate Pool


               Maturity Years(1)
----------------------------------------------
----------------------------------------------
          Months            % of Initial
                            Pool Balance
----------------------------------------------
          49 - 60              2.78%
----------------------------------------------
          73 - 84              8.88%
----------------------------------------------
         97 - 108              0.82%
----------------------------------------------
         109 - 120             78.39%
----------------------------------------------
         133 - 144             0.20%
----------------------------------------------
         169 - 180             3.21%
----------------------------------------------
         181 - 192             0.04%
----------------------------------------------
         205 - 216             0.57%
----------------------------------------------
         229 - 240             4.80%
----------------------------------------------
         289 - 300             0.32%
----------------------------------------------
          Total:             100.00%


----------
(1) Assumes ARD Loans payoff on their Anticipated

    Repayment Date




Minimum Remaining                57
Term to Maturity:
Maximum Remaining                298
Term to Maturity:
Weighted Average                 122
Remaining Term to Maturity:



         Remaining Amortization Term(1)
----------------------------------------------
----------------------------------------------
          Months            % of Initial
                            Pool Balance
----------------------------------------------
            I/O                2.68%
----------------------------------------------
         169 - 180             0.56%
----------------------------------------------
         181 - 192             0.04%
----------------------------------------------
         193 - 204             0.20%
----------------------------------------------
         217 - 228             0.13%
----------------------------------------------
         229 - 240             2.67%
----------------------------------------------
         253 - 264             0.06%
----------------------------------------------
         265 - 276             0.17%
----------------------------------------------
         277 - 288             0.93%
----------------------------------------------
         289 - 300            30.99%
----------------------------------------------
         313 - 324             0.35%
----------------------------------------------
         325 - 336             0.20%
----------------------------------------------
         337 - 348             0.82%
----------------------------------------------
         349 - 360            60.21%
----------------------------------------------
----------------------------------------------
          Total:             100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Assumes ARD Loans payoff on their Anticipated
    Repayment Date
(2) Excludes interest only loans


Minimum  Remaining             176
Amortization  Term:(2)
Maximum  Remaining             360
Amortization Term:(2)
Weighted Ave. Remaining.       333
Amortization Term:(2)


                                  Page 17 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 Aggregate Pool


    Debt Service Coverage Ratios (DSCR)(1)
----------------------------------------------
----------------------------------------------
       Cut-off Date        % of Initial
      DSCR Ranges (x)      Pool Balance
----------------------------------------------
        1.16 - 1.20           0.50%
----------------------------------------------
        1.21 - 1.25           1.44%
----------------------------------------------
        1.26 - 1.30           8.95%
----------------------------------------------
        1.31 - 1.35           16.34%
----------------------------------------------
        1.36 - 1.45           17.67%
----------------------------------------------
        1.46 - 1.50           10.17%
----------------------------------------------
        1.51 - 1.55           2.66%
----------------------------------------------
        1.56 - 1.60           3.30%
----------------------------------------------
        1.61 - 1.65           0.23%
----------------------------------------------
        1.66 - 1.70           8.00%
----------------------------------------------
        1.71 - 1.75           3.85%
----------------------------------------------
        1.76 - 1.80           3.21%
----------------------------------------------
        1.86 - 1.90           0.21%
----------------------------------------------
        1.91 - 2.05           1.40%
----------------------------------------------
        2.06 - 2.10           0.38%
----------------------------------------------
        2.11 - 2.20           0.17%
----------------------------------------------
        2.31 - 2.50           18.64%
----------------------------------------------
        2.51 - 3.00           2.78%
----------------------------------------------
        3.01 - 3.60           0.09%
----------------------------------------------
----------------------------------------------
           Total:           100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Excludes CTL Loans



Minimum DSC(1):               1.20x
Maximum DSC(1):               3.59x
Weighted Average DSC(1):      1.66x




        Loan to Value  Ratios (LTV)(1)
----------------------------------------------
----------------------------------------------
       Cut-off Date        % of Initial
       LTV Ranges (%)      Pool Balance
----------------------------------------------
       15.01 - 20.00          0.09%
----------------------------------------------
       25.01 - 30.00          0.11%
----------------------------------------------
       35.01 - 40.00          0.17%
----------------------------------------------
       40.01 - 45.00          0.25%
----------------------------------------------
       45.01 - 50.00         18.52%
----------------------------------------------
       50.01 - 55.00          6.62%
----------------------------------------------
       55.01 - 60.00         11.35%
----------------------------------------------
       60.01 - 65.00          5.64%
----------------------------------------------
       65.01 - 70.00          9.50%
----------------------------------------------
       70.01 - 75.00         22.26%
----------------------------------------------
       75.01 - 80.00         25.42%
----------------------------------------------
       80.01 - 85.00          0.08%(2)
----------------------------------------------
----------------------------------------------
           Total:           100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Excludes CTL Loans
(2) Section 42 multifamily property


Minimum LTV(1):                 17.97%
Maximum LTV(1)(2):              82.33%
Weighted Average LTV(1):        65.52%



                                  Page 18 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

                                 Aggregate Pool


              State Distribution
----------------------------------------------
----------------------------------------------
       State                  % of Initial
                              Pool Balance
----------------------------------------------
      Alabama                    3.01%
----------------------------------------------
      Arizona                    3.28%
----------------------------------------------
    California                  19.66%
----------------------------------------------
     Colorado                    1.02%
----------------------------------------------
    Connecticut                  1.58%
----------------------------------------------
      Florida                    8.24%
----------------------------------------------
      Georgia                    2.92%
----------------------------------------------
      Illinois                   9.38%
----------------------------------------------
      Indiana                    3.65%
----------------------------------------------
      Kansas                     0.24%
----------------------------------------------
     Kentucky                    0.09%
----------------------------------------------
     Louisiana                   0.13%
----------------------------------------------
   Massachusetts                 0.55%
----------------------------------------------
     Maryland                    0.92%
----------------------------------------------
     Michigan                    1.58%
----------------------------------------------
     Minnesota                   0.69%
----------------------------------------------
     Missouri                    0.49%
----------------------------------------------
    Mississippi                  0.13%
----------------------------------------------
  North Carolina                 2.60%
----------------------------------------------
----------------------------------------------



              State Distribution
----------------------------------------------
----------------------------------------------
       State                  % of Initial
                              Pool Balance
----------------------------------------------
     North Dakota                0.12%
----------------------------------------------
     New Jersey                  0.68%
----------------------------------------------
       Nevada                    1.29%
----------------------------------------------
      New York                  10.44%
----------------------------------------------
        Ohio                     1.10%
----------------------------------------------
      Oklahoma                   0.91%
----------------------------------------------
       Oregon                    0.46%
----------------------------------------------
    Pennsylvania                 3.65%
----------------------------------------------
    Puerto Rico                  0.27%
----------------------------------------------
    Rhode Island                 0.27%
----------------------------------------------
   South Carolina                0.30%
----------------------------------------------
     Tennessee                   2.48%
----------------------------------------------
      Texas                     11.46%
----------------------------------------------
      Virginia                   3.33%
----------------------------------------------
     Washington                  2.31%
----------------------------------------------
     Wisconsin                   0.69%
----------------------------------------------
      Wyoming                    0.07%
----------------------------------------------
----------------------------------------------
      Total:                   100.00%
----------------------------------------------
----------------------------------------------



                  ----------------------------------------
                  ----------------------------------------
                         Loan Type      % of Initial
                                        Pool Balance
                  ----------------------------------------
                          Balloon          62.84%
                  ----------------------------------------
                     Fully Amortizing       2.25%
                  ----------------------------------------
                         ARD Loan          34.91%
                  ----------------------------------------
                          Total:           100.0%
                  ----------------------------------------

                                  Page 19 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Multifamily


                          Loan Size Distribution
------------------------------------------------------------------------
------------------------------------------------------------------------
          Balance Ranges                   # of           % of Pool
               ($)                        Loans            Balance
------------------------------------------------------------------------
         0.01 - 2,000,000                   12              4.86%
------------------------------------------------------------------------
    2,000,000.01 - 4,000,000.00             25             19.57%
------------------------------------------------------------------------
    4,000,000.01 - 6,000,000.00             13             17.13%
------------------------------------------------------------------------
    6,000,000.01 - 8,000,000.00             7              13.80%
------------------------------------------------------------------------
   8,000,000.01 - 10,000,000.00             5              12.51%
------------------------------------------------------------------------
   10,000,000.01 - 15,000,000.00            1               3.71%
------------------------------------------------------------------------
   15,000,000.01 - 20,000,000.00            2               9.72%
------------------------------------------------------------------------
   20,000,000.01 - 30,000,000.00            1               6.24%
------------------------------------------------------------------------
   40,000,000.01 - 50,000,000.00            1              12.45%
------------------------------------------------------------------------
------------------------------------------------------------------------
              Total:                        67            100.00%
------------------------------------------------------------------------
------------------------------------------------------------------------



Minimum Cut-off Date Balance:              $1,160,178
Maximum Cut-off Date Balance:             $45,871,866
Average Cut-off Date Balance:              $5,498,834



                Gross Rate Distribution
------------------------------------------------------
            Gross Rate              % of Pool
               (%)                   Balance
------------------------------------------------------
          6.251 - 6.500                6.75%
------------------------------------------------------
          6.501 - 6.750               10.09%
------------------------------------------------------
          6.751 - 7.000               62.10%
------------------------------------------------------
          7.001 - 7.250               19.31%
------------------------------------------------------
          7.251 - 7.500                1.75%
------------------------------------------------------
------------------------------------------------------
              Total:                 100.00%
------------------------------------------------------
------------------------------------------------------



Minimum Rate:             6.270%
Maximum Rate:             7.440%
WAC:                      6.888%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Multifamily


               Maturity Years(1)
----------------------------------------------
----------------------------------------------
          Months            % of Initial
                            Pool Balance
----------------------------------------------
          49 - 60               3.10%
----------------------------------------------
          73 - 84              21.14%
----------------------------------------------
          97 - 108              1.40%
----------------------------------------------
         109 - 120             72.28%
----------------------------------------------
         169 - 180              2.08%
----------------------------------------------
----------------------------------------------
            Total:            100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Assumes ARD Loans payoff on The Anticipated

    Repayment Date


Minimum Remaining                 57
Term to Maturity:
Maximum Remaining                178
Term to Maturity:
Weighted Average                 109
Remaining Term to Maturity:



         Remaining Amortization Term(1)
----------------------------------------------
----------------------------------------------
          Months            % of Initial
                            Pool Balance
----------------------------------------------
         229 - 240              0.81%
----------------------------------------------
         289 - 300              8.55%
----------------------------------------------
         337 - 348              1.40%
----------------------------------------------
         349 - 360             89.23
----------------------------------------------
----------------------------------------------
             Total:           100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Assumes ARD Loans payoff on their Anticipated
    Repayment Date
(2) Excludes interest only loans


Minimum  Remaining             239
Amortization Term: (2)
Maximum  Remaining             360
Amortization Term:(2)
Weighted Ave. Remaining.       351
Amortization Term:(2)


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Multifamily


     Debt Service Coverage Ratios (DSCR)(1)
----------------------------------------------
----------------------------------------------
        Cut-off Date        % of Pool
       DSCR Ranges (x)       Balance
----------------------------------------------
        1.16 - 1.20           2.66%
----------------------------------------------
        1.21 - 1.25           3.26%
----------------------------------------------
        1.26 - 1.30          19.36%
----------------------------------------------
        1.31 - 1.35          23.89%
----------------------------------------------
        1.36 - 1.45          30.25%
----------------------------------------------
        1.46 - 1.50           2.65%
----------------------------------------------
        1.51 - 1.55           4.41%
----------------------------------------------
        1.56 - 1.60           8.23%
----------------------------------------------
        1.66 - 1.70           1.90%
----------------------------------------------
        2.06 - 2.10           2.03%
----------------------------------------------
        2.31 - 2.50           1.35%
----------------------------------------------
----------------------------------------------
           Total:           100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Excludes CTL Loans


Minimum DSC(1):               1.20x
Maximum DSC(1):               2.39x
Weighted Average DSC(1):      1.39x



            Loan to Value Ratios (LTV)
----------------------------------------------
----------------------------------------------
        Cut-Off Date        % of Pool
        LTV Ranges (%)       Balance
----------------------------------------------
        40.01 - 45.00         1.35%
----------------------------------------------
        50.01 - 55.00         2.03%
----------------------------------------------
        55.01 - 60.00         6.24%
----------------------------------------------
        65.01 - 70.00         3.23%
----------------------------------------------
        70.01 - 75.00        11.62%
----------------------------------------------
        75.01 - 80.00        75.10%
----------------------------------------------
        80.01 - 85.00         0.42%(1)
----------------------------------------------
----------------------------------------------
              Total:        100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Section 42 multifamily property


Minimum LTV:                    42.63%
Maximum LTV(2):                 82.33%
Weighted Average LTV:           75.28%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Multifamily



              State Distribution
----------------------------------------------
----------------------------------------------
       State                  % of Initial
                              Pool Balance
----------------------------------------------
       Arizona                    8.71%
----------------------------------------------
     California                   6.21%
----------------------------------------------
     Connecticut                  0.43%
----------------------------------------------
       Florida                    5.04%
----------------------------------------------
       Georgia                    5.36%
----------------------------------------------
       Indiana                   15.05%
----------------------------------------------
       Kansas                     0.68%
----------------------------------------------
    Massachusetts                 1.34%
----------------------------------------------
      Missouri                    2.17%
----------------------------------------------
   North Carolina                 2.66%
----------------------------------------------
     New Jersey                   1.31%
----------------------------------------------
       Nevada                     4.91%
----------------------------------------------
----------------------------------------------



              State Distribution
----------------------------------------------
----------------------------------------------
       State                  % of Initial
                              Pool Balance
----------------------------------------------
      New York                   6.96%
----------------------------------------------
        Ohio                     3.79%
----------------------------------------------
      Oklahoma                   4.81%
----------------------------------------------
       Oregon                    1.45%
----------------------------------------------
    Pennsylvania                12.31%
----------------------------------------------
    Rhode Island                 0.81%
----------------------------------------------
   South Carolina                0.79%
----------------------------------------------
     Tennessee                   2.51%
----------------------------------------------
       Texas                    12.33%
----------------------------------------------
     Washington                  0.35%
----------------------------------------------
----------------------------------------------
      Total:                   100.00%
----------------------------------------------
----------------------------------------------



                  ----------------------------------------
                  ----------------------------------------
                         Loan Type      % of Initial
                                        Pool Balance
                  ----------------------------------------
                          Balloon          98.81%
                  ----------------------------------------
                         ARD Loan           1.19%
                  ----------------------------------------
                          Total:           100.0%
                  ----------------------------------------



Excluding Multifamily


                          Loan Size Distribution
------------------------------------------------------------------------
------------------------------------------------------------------------
          Balance Ranges                   # of           % of Pool
               ($)                        Loans            Balance
------------------------------------------------------------------------
        0.01 - 2,000,000.00                 56              4.98%
------------------------------------------------------------------------
    2,000,000.01 - 4,000,000.00             85             14.83%
------------------------------------------------------------------------
    4,000,000.01 - 6,000,000.00             35             10.70%
------------------------------------------------------------------------
    6,000,000.01 - 8,000,000.00             11              4.52%
------------------------------------------------------------------------
   8,000,000.01 - 10,000,000.00             5               2.51%
------------------------------------------------------------------------
   10,000,000.01 - 15,000,000.00            13              9.57%
------------------------------------------------------------------------
   15,000,000.01 - 20,000,000.00            5               5.15%
------------------------------------------------------------------------
   20,000,000.01 - 30,000,000.00            1               1.64%
------------------------------------------------------------------------
   30,000,000.01 - 40,000,000.00            1               1.84%
------------------------------------------------------------------------
   40,000,000.01 - 50,000,000.00            1               2.85%
------------------------------------------------------------------------
   50,000,000.01 - 60,000,000.00            1               3.27%
------------------------------------------------------------------------
   60,000,000.01 - 70,000,000.00            2               7.89%
------------------------------------------------------------------------
   110,000,000.01-112,000,000.00            1               6.65%
------------------------------------------------------------------------
   144,000,000.01-248,000,000.01            1               8.67%
------------------------------------------------------------------------
   248,000,000.01 Greater than or Equal To  1              14.91%
------------------------------------------------------------------------
             Total:                       219             100.00%
------------------------------------------------------------------------
------------------------------------------------------------------------



Minimum Cut-off Date Balance:                $598,212
Maximum Cut-off Date Balance:            $249,347,355
Average Cut-off Date Balance:              $7,633,835




                Gross Rate Distribution
------------------------------------------------------
            Gross Rate              % of Pool
               (%)                   Balance
------------------------------------------------------
           5.751 - 6.000              3.87%
------------------------------------------------------
           6.001 - 6.250             15.40%
------------------------------------------------------
           6.251 - 6.500              3.93%
------------------------------------------------------
           6.501 - 6.750             25.55%
------------------------------------------------------
           6.751 - 7.000             12.39%
------------------------------------------------------
           7.001 - 7.250             24.65%
------------------------------------------------------
           7.251 - 7.500              6.96%
------------------------------------------------------
           7.501 - 7.750              3.29%
------------------------------------------------------
           7.751 - 8.000              2.90%
------------------------------------------------------
           8.001 - 8.250              0.44%
------------------------------------------------------
           8.751 - 9.000              0.62%
------------------------------------------------------
              Total:                100.00%
------------------------------------------------------
------------------------------------------------------



Minimum Rate:             5.920%
Maximum Rate:             8.940%
WAC:                      6.834%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Excluding Multifamily


               Maturity Years(1)
----------------------------------------------
----------------------------------------------
          Months            % of Initial
                            Pool Balance
----------------------------------------------
          49 - 60              2.71%
----------------------------------------------
          73 - 84              6.18%
----------------------------------------------
          97 - 108             0.69%
----------------------------------------------
         109 - 120            79.73%
----------------------------------------------
         133 - 144             0.24%
----------------------------------------------
         169 - 180             3.46%
----------------------------------------------
         181 - 192             0.04%
----------------------------------------------
         205 - 216             0.70%
----------------------------------------------
         229 - 240             5.85%
----------------------------------------------
         289 - 300             0.39%
----------------------------------------------
----------------------------------------------
            Total:           100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Assumes ARD Loans payoff on their Anticipated
    Repayment Date


Minimum Remaining                57
Term to Maturity:
Maximum Remaining                298
Term to Maturity:
Weighted Average                 124
Remaining Term to Maturity:



         Remaining Amortization Term(1)
----------------------------------------------
----------------------------------------------
          Months            % of Initial
                            Pool Balance
----------------------------------------------
            I/O                3.27%
----------------------------------------------
         169 - 180             0.68%
----------------------------------------------
         181 - 192             0.04%
----------------------------------------------
         193 - 204             0.25%
----------------------------------------------
         217 - 228             0.16%
----------------------------------------------
         229 - 240             3.07%
----------------------------------------------
         253 - 264             0.08%
----------------------------------------------
         265 - 276             0.20%
----------------------------------------------
         277 - 288             1.13%
----------------------------------------------
         289 - 300            35.94%
----------------------------------------------
         313 - 324             0.43%
----------------------------------------------
         325 - 336             0.24%
----------------------------------------------
         337 - 348             0.69%
----------------------------------------------
         349 - 360            53.81%
----------------------------------------------
           Total:            100.00%
----------------------------------------------


----------
(1) Assumes ARD Loans payoff on their Anticipated
    Repayment Date
(2) Excludes interest only loans



Minimum  Remaining             176
Amortization  Term: (2)
Maximum  Remaining             360
Amortization Term:(2)
Weighted Ave. Remaining.       328
Amortization Term:(2)


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Excluding Multifamily


    Debt Service Coverage Ratios (DSCR)(1)
----------------------------------------------
----------------------------------------------
      Cut-off Date        % of Pool
      DSCR Ranges (x)      Balance
----------------------------------------------
      1.21 - 1.25           1.02%
----------------------------------------------
      1.26 - 1.30           6.54%
----------------------------------------------
      1.31 - 1.35          14.60%
----------------------------------------------
      1.36 - 1.45          14.76%
----------------------------------------------
      1.46 - 1.50          11.91%
----------------------------------------------
      1.51 - 1.55           2.25%
----------------------------------------------
      1.56 - 1.60           2.16%
----------------------------------------------
      1.61 - 1.65           0.29%
----------------------------------------------
      1.66 - 1.70           9.41%
----------------------------------------------
      1.71 - 1.75           4.74%
----------------------------------------------
      1.76 - 1.80           3.95%
----------------------------------------------
      1.86 - 1.90           0.26%
----------------------------------------------
      1.91 - 1.95           1.73%
----------------------------------------------
      2.11 - 2.20           0.21%
----------------------------------------------
      2.31 - 2.50          22.63%
----------------------------------------------
      2.51 - 3.00           3.43%
----------------------------------------------
      3.01 - 3.60           0.11%
----------------------------------------------
----------------------------------------------
        Total:            100.00%
----------------------------------------------
----------------------------------------------


----------
(1) Excludes CTL Loans


Minimum DSC(1):               1.23x
Maximum DSC(1):               3.59x
Weighted Average DSC(1):      1.73x



      Loan to Value Ratios (LTV)(1)
----------------------------------------------
----------------------------------------------
      Cut-Off Date        % of Pool
      LTV Ranges (%)       Balance
----------------------------------------------
      15.01 - 20.00         0.11%
----------------------------------------------
      25.01 - 30.00         0.14%
----------------------------------------------
      35.01 - 40.00         0.21%
----------------------------------------------
      45.01 - 50.00        22.80%
----------------------------------------------
      50.01 - 55.00         7.68%
----------------------------------------------
      55.01 - 60.00        12.53%
----------------------------------------------
      60.01 - 65.00         6.94%
----------------------------------------------
      65.01 - 70.00        10.95%
----------------------------------------------
      70.01 - 75.00        24.72%
----------------------------------------------
      75.01 - 80.00        13.93%
----------------------------------------------
----------------------------------------------
            Total:        100.00%
----------------------------------------------
----------------------------------------------


(1) Excludes CTL Loans


Minimum LTV(1):                 17.97%
Maximum LTV(1)(2):              80.00%
Weighted Average LTV:           63.26%


THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).

Excluding Multifamily


              State Distribution
----------------------------------------------
----------------------------------------------
       State                  % of Initial
                              Pool Balance
----------------------------------------------
      Alabama                    3.68%
----------------------------------------------
      Arizona                    2.08%
----------------------------------------------
    California                  22.62%
----------------------------------------------
     Colorado                    1.24%
----------------------------------------------
    Connecticut                  1.84%
----------------------------------------------
      Florida                    8.95%
----------------------------------------------
      Georgia                    2.38%
----------------------------------------------
      Illinois                  11.45%
----------------------------------------------
      Indiana                    1.14%
----------------------------------------------
      Kansas                     0.15%
----------------------------------------------
     Kentucky                    0.11%
----------------------------------------------
     Louisiana                   0.16%
----------------------------------------------
   Massachusetts                 0.38%
----------------------------------------------
     Maryland                    1.12%
----------------------------------------------
     Michigan                    1.92%
----------------------------------------------
     Minnesota                   0.84%
----------------------------------------------
     Missouri                    0.12%
----------------------------------------------
    Mississippi                  0.16%
----------------------------------------------
  North Carolina                 2.59%
----------------------------------------------
----------------------------------------------



              State Distribution
----------------------------------------------
----------------------------------------------
       State                  % of Initial
                              Pool Balance
----------------------------------------------
     North Dakota                0.15%
----------------------------------------------
     New Jersey                  0.54%
----------------------------------------------
       Nevada                    0.50%
----------------------------------------------
      New York                  11.21%
----------------------------------------------
        Ohio                     0.51%
----------------------------------------------
      Oklahoma                   0.04%
----------------------------------------------
       Oregon                    0.24%
----------------------------------------------
    Pennsylvania                 1.74%
----------------------------------------------
    Puerto Rico                  0.33%
----------------------------------------------
    Rhode Island                 0.15%
----------------------------------------------
   South Carolina                0.19%
----------------------------------------------
     Tennessee                   2.47%
----------------------------------------------
      Texas                     11.27%
----------------------------------------------
      Virginia                   4.07%
----------------------------------------------
     Washington                  2.74%
----------------------------------------------
     Wisconsin                   0.84%
----------------------------------------------
      Wyoming                    0.08%
----------------------------------------------
----------------------------------------------
      Total:                   100.00%
----------------------------------------------
----------------------------------------------



                  ----------------------------------------
                  ----------------------------------------
                         Loan Type      % of Initial
                                        Pool Balance
                  ----------------------------------------
                          Balloon          54.92%
                  ----------------------------------------
                     Fully Amortizing       2.75%
                  ----------------------------------------
                         ARD Loan          42.34%
                  ----------------------------------------
                          Total:           100.0%
                  ----------------------------------------



                                  Page 27 of 31

THIS INFORMATION DOES NOT CONSTITUTE EITHER AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES REFERRED TO HEREIN. OFFERS TO SELL AND SOLICITATIONS OF OFFERS TO BUY SECURITIES ARE MADE ONLY BY, AND THIS INFORMATION MUST BE READ IN CONJUNCTION WITH, THE FINAL PROSPECTUS SUPPLEMENT AND THE RELATED PROSPECTUS OR, IF NOT REGISTERED UNDER THE SECURITIES LAW, THE FINAL OFFERING MEMORANDUM (THE "OFFERING DOCUMENT"). INFORMATION CONTAINED HEREIN DOES NOT PURPORT TO BE COMPLETE AND IS SUBJECT TO THE SAME QUALIFICATIONS AND ASSUMPTIONS, AND SHOULD BE CONSIDERED BY INVESTORS ONLY IN THE LIGHT OF THE SAME WARNINGS, LACK OF ASSURANCES AND REPRESENTATIONS AND OTHER PRECAUTIONARY MATTERS, AS DISCLOSED IN THE OFFERING DOCUMENT. INFORMATION REGARDING THE UNDERLYING ASSETS HAS BEEN PROVIDED BY THE ISSUER OF THE SECURITIES OR AN AFFILIATE THEREOF AND HAS NOT BEEN INDEPENDENTLY VERIFIED BY THE UNDERWRITERS OR THEIR AFFILIATES. THE ANALYSES CONTAINED HEREIN HAVE BEEN PREPARED AND DISSEMINATED BY THE UNDERWRITERS. THIS INFORMATION WAS PREPARED ON THE BASIS OF CERTAIN ASSUMPTIONS (INCLUDING, IN CERTAIN CASE ASSUMPTIONS SPECIFIED BY THE RECIPIENT HEREOF) REGARDING PAYMENTS, INTEREST RATES, WEIGHTED AVERAGE LIVES AND WEIGHTED AVERAGE LOAN AGE, LOSS AND OTHER MATTERS, INCLUDING, BUT NOT LIMITED TO, THE ASSUMPTIONS DESCRIBED IN THE OFFERING DOCUMENT. THE UNDERWRITERS, AND ANY OF THEIR AFFILIATES, MAKE NO REPRESENTATION OR WARRANTY AS TO THE ACTUAL RATE OR TIMING OF PAYMENTS ON ANY OF THE UNDERLYING ASSETS OR THE PAYMENTS OR YIELD ON THE SECURITIES. THIS INFORMATION SUPERSEDES ANY PRIOR VERSIONS HEREOF AND WILL BE DEEMED TO BE SUPERSEDED BY ANY SUBSEQUENT VERSIONS (INCLUDING, WITH RESPECT TO ANY DESCRIPTION OF THE SECURITIES OR THE UNDERLYING ASSETS, THE INFORMATION CONTAINED IN THE OFFERING DOCUMENT).